Q1 Fiscal 2019 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Q1 FY 2019 Execution

Consolidated Results

- Operating leverage and early impact from operational excellence initiatives: Operating income increased nearly 44% on 1% revenue growth; up 17% when normalized for Q1 FY18 one-off stock compensation expense
- Gross margin up 90 bps to 24.9%; Operating margin up 160 bps to 5.5%
- Net income increased 67% to $1.4 million, or $0.19 per diluted share

Service Segment

- Segment revenue up nearly 5% to $19.3 million; 37 consecutive quarters of YOY revenue growth
- Record level of new business in the quarter
- Taking market share in life science and general industrial manufacturing

Distribution Segment

- Modest sales decline from some softness in used equipment business
- Rental revenue up 24% to $0.9 million
- Solid mix, pricing and inventory management enabled significant margin expansion: Operating margin improved 250 bps to 5.5%

Revenue

($ in millions)

7% CAGR*

Q1 Service Segment


$18.5
$19.3
Q1 FY 2018
Q1 FY 2019

Consolidated – Annual


$123.6
$51.8
$71.8
FY 2015
$122.2
$59.2
$63.0
FY 2016
$143.9
$71.1
$72.8
FY 2017
$155.1
$77.4
$77.7
FY 2018
$155.5
$78.3
$77.2
Q1 FY19 TTM
Service
Distribution

Q1 Distribution Segment


$17.8
$17.3
Q1 FY 2018
Q1 FY 2019

- Q1 Service up 5% on all organic growth
  - 14% CAGR*
- Q1 Distribution impacts
  - Lower used equipment sales and disruption due to timing of warehouse move
  - Solid core distribution demand and rental revenue

**FY 2015 – Q1 FY19 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin Expansion

($ in millions)

Q1 Service Segment


$0.9
4.8%
$1.1
5.5%
Q1 FY 2018
Q1 FY 2019

Consolidated – Annual


11% CAGR*
$6.8
$3.7
$3.1
$6.3
$4.2
$2.1
$7.9
$4.8
$3.2
$9.0
$5.2
$3.9
$9.6
$5.3
$4.3
FY 2015
FY 2016
FY 2017
FY 2018
Q1 FY19 TTM
Service
Distribution

Q1 Distribution Segment


$0.5
3.0%
$1.0
5.5%
Q1 FY 2018
Q1 FY 2019

- Gross margin improvement and cost discipline drove operating income growth and margin expansion
- Q1 Consolidated operating margin up 160 bps to 5.5%
- Q1 Distribution operating margin reflects favorable mix, pricing initiatives and inventory management

**FY 2015 – Q1 FY19 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income & Diluted EPS

($ in millions, except EPS)


Annual
16% CAGR*
$4.0
$0.57
FY 2015
$4.1
$0.58
FY 2016
$4.5
$0.64
FY 2017
$5.9
$0.81
FY 2018
$6.5
$0.88
Q1 FY19 TTM
Diluted EPS
Quarterly
$0.9
$0.12
Q1 FY 2018
$1.4
$0.19
Q1 FY 2019

- Lower effective tax rate in Q1 FY19 of 20.7% compared with 24.8% in the prior-year period primarily due to the Tax Cuts and Jobs Act enacted in December 2017
- Expect tax rate to range between 25% and 27% for fiscal 2019**
  (includes Federal, various state, and Canadian income taxes)

**Net income FY 2015 – Q1 FY19 TTM*

***FY 2019 tax rate expectation provided as of July 24, 2018*

Adjusted EBITDA* and Margin

($ in millions)

Q1 Service Segment


$2.2
$2.4
12.0%
12.4%
Q1 FY 2018
Q1 FY 2019

Consolidated – Annual

16% CAGR**


$10.3
$10.6
$14.5
$16.4
$16.8
$6.1
$7.5
$9.6
$10.2
$10.4
$4.1
$3.1
$4.9
$6.2
$6.5
FY 2015
FY 2016
FY 2017
FY 2018
Q1 FY19 TTM
Service
Distribution

Q1 Distribution Segment


$1.1
$1.5
6.4%
8.4%
Q1 FY 2018
Q1 FY 2019

- Total Q1 Adjusted EBITDA* up 14%; margin expanded 120 bps to 10.5%
  - Distribution segment up 27%
  - Service segment up 8%
- 18% CAGR for Service segment**
  - Validates strong operating leverage

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*** FY 2015 – Q1 FY19 TTM*
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT Trust in every measure

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt


$12.2
$19.1
$27.3
$22.9
$21.5
FY 2015
FY 2016
FY 2017
FY 2018
Q1 FY 2019

- Strong cash generation
- $22.0 million available from credit facility as of June 30, 2018
- 1.28x leverage ratio at quarter-end *(Total debt to TTM Adjusted EBITDA*)*
- CapEx primarily focused on rental assets and customer-driven Service capabilities

Capital Expenditures


$3.5
$4.1
$5.3
$5.9
$5.7
FY 2015
FY 2016
FY 2017
FY 2018
Q1 FY19 TTM

Cash Flow from Operations


$4.4
$11.0
$7.5
$9.9
$15.8
FY 2015
FY 2016
FY 2017
FY 2018
Q1 FY19 TTM

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

FY19 Outlook* – Building our Business for the Long Term

SERVICE SEGMENT: expect mid to high single-digit organic growth and improved productivity

DISTRIBUTION SEGMENT: expect low to mid single-digit growth

ACQUISITIONS: incremental to our overall growth expectations; active pipeline and we believe ample dry powder to execute

OPERATIONAL EXCELLENCE: using technology as a competitive advantage and to aid in the accelerated integration of acquisitions; main drivers expected to impact margin profile in 12-24 months *(including automation in calibration process and tools to improve key processes like pricing and special handling)*

CAPEX: anticipate spend of $7.0 million to $7.5 million in fiscal 2019, as follows:

Service capabilities	~$4.0 million
Rental assets	~$2.0 million
Maintenance	~$1.0 to $1.5 million

** Outlook provided as of July 24, 2018*

TRANSCAT® Trust in every measure

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13680879***
- Telephone replay available through **Wednesday, August 1, 2018**
- Webcast / Presentation / Replay available at http://www.transcat.com/investor-relations/
- Transcript, when available, at http://www.transcat.com/investor-relations/

Supplemental Information

TRANSCAT®
Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2015	FY 2016	FY 2017	FY 2018	1QFY19 TTM
Net Income	$ 4,026	$ 4,124	$ 4,522	$ 5,922	$6,494
+ Interest	234	247	719	1,018	988
+ Other Expense / (Income)	111	48	51	60	44
+ Tax Provision	2,397	1,883	2,642	2,026	2,115
Operating Income	$ 6,768	$ 6,302	$ 7,934	$ 9,026	$9,641
+ Depreciation & Amortization	3,090	3,946	6,184	5,991	6,072
+ Other (Expense) / Income	(111)	(48)	(51)	(60)	(44)
+ Noncash Stock Compensation	507	359	453	1,411	1,181
Adjusted EBITDA	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$16,850**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2015	FY 2016	FY 2017	FY 2018	1QFY19 TTM
Service Operating Income	$ 3,693	$ 4,155	$ 4,769	$ 5,158	$ 5,342
+Depreciation & Amortization	2,362	3,216	4,660	4,397	4,477
+Other (Expense) / Income	(138)	(64)	(55)	(61)	(47)
+Noncash Stock Compensation	224	171	217	706	603
Service Adjusted EBITDA	$ 6,141	$ 7,478	$ 9,591	$ 10,200	$ 10,375
Distribution Operating Income	$ 3,075	$ 2,147	$ 3,165	$ 3,868	$ 4,299
+Depreciation & Amortization	728	730	1,524	1,594	1,595
+Other (Expense) / Income	27	16	4	1	3
+Noncash Stock Compensation	283	188	236	705	578
Distribution Adjusted EBITDA	$ 4,113	$ 3,081	$ 4,929	$ 6,168	$ 6,475
Service	$ 6,141	$ 7,478	$ 9,591	$ 10,200	$ 10,375
Distribution	4,113	3,081	4,929	6,168	6,475
Total Adjusted EBITDA	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 16,850**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.